CLEAR SKIES SOLAR, INC.

2008 NON-EMPLOYEE DIRECTORS COMPENSATION PLAN

1. Purpose of the Plan.

This 2008 Non-Employee Directors Compensation Plan (the “Plan”) is intended as an incentive to enable Clear Skies Solar, Inc., a Delaware corporation (the “Company”), to attract and retain the services of experienced and highly-qualified individuals as directors of the Company and to encourage stock ownership by such directors so that their interests are aligned with the interests of the Company and its stockholders. It is intended that participants in the Plan may acquire or increase their proprietary interests in the Company and be encouraged to remain in the directorship of the Company. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Administration of the Plan.

The Plan shall be administered by the Board of Directors of the Company and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board (the “Board”). Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time subject to the terms of the Plan and any applicable limitations imposed by law. The Board shall have authority to administer the Plan subject to the provisions of the Plan but shall have no authority, discretion or power to select the non-employee directors of the Company who will receive options under the Plan, to set the exercise price of the options granted under the Plan, to determine the number of shares of common stock to be granted upon exercise of options or the time at which such options are to be granted, to establish the duration of option grants, or to alter other terms or conditions specified in the Plan. All questions of interpretation of the Plan or of any options granted under the Plan (an “Option”) shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

3. Eligibility.

Options and cash fees may be granted only to directors of the Company who, at the time of such grant, are not employees of the Company or of any parent or subsidiary corporation of the Company (“Non-Employee Directors”). Options granted to Non-Employee Directors shall be nonqualified stock options; that is, options that are not treated as having been granted under Section 422(b) of the Code. A person granted an Option is hereinafter referred to as an “Optionee.”

4. Cash Fees.

Each Non-Employee Director shall be receive a fee of $750, payable in cash, for each meeting of the Board of Directors or any committee thereof attended in person and $500, payable in cash, for each such meeting attended telephonically and shall be reimbursed for his or her expenses reasonably incurred in connection with serving on the Board. Such fees shall be paid retroactively, for meetings attended on or after December 20, 2007 and prior to the Effective Date (as defined herein).

5. Shares Subject to Option.

Subject to adjustment as provided in Section 8 hereof, a total of 1,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or treasury shares, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. If an Option expires or becomes unexercisable without having been exercised in full, or is forfeited, the unpurchased shares which were subject thereto shall become available for future grant or sale under the Plan. Stock used to pay the exercise price of an Option shall not become available for future grant or sale under the Plan. Stock used to satisfy tax withholding obligations shall not become available for future grant to sale under the Plan.

6. Time for Granting Options.

All Options shall be granted, if at all, within ten (10) years from the Effective Date.

7. Terms, Conditions and Form of Options.

Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, which written agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a) Automatic Grant of Options. Subject to execution by a Non-Employee Director of an appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

(i) Each person who is serving as a Non-Employee Director on the Effective Date, or is newly elected or appointed as an Non-Employee Director after the Effective Date, shall be granted an Option on the later of the Effective Date and the date of such initial election or appointment (and not upon any future re-election or appointment), to purchase ninety thousand 90,000 shares of Stock.

(ii) Each person who remains a Non-Employee Director immediately following the annual meeting of stockholders of the Company shall be granted an Option to purchase twenty-five thousand (25,000) shares of Stock on the date of such annual meeting.

(iii) Notwithstanding the foregoing, any person may elect not to receive an Option to be granted pursuant to this Section 7(a) by delivering written notice of such election to the Board no later than the day prior to the date on which such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date on which such Option would be granted pursuant to this Section 7(a).

(iv) Notwithstanding any other provision of the Plan to the contrary, no Option shall be granted to any individual on a day when he or she is no longer serving as a Non-Employee Director of the Company.

(b) Option Exercise Price. The purchase price of each share of Stock purchasable under an Option shall be the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted. “Fair Market Value” means the average of the high and low prices of publicly traded shares of Stock, rounded to the nearest cent, on the principal national securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the Nasdaq Stock Market (if the shares of Stock are regularly quoted on the Nasdaq Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and ask prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and ask prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Board in a manner consistent with the provisions of the Code. Anything in this Section 6(b) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(c) Exercise Period and Exercisability of Options. An Option granted pursuant to the Plan shall be exercisable for a term of ten (10) years. Options granted pursuant to Section 7(a)(i) of the Plan shall become exercisable in three equal installments on each of the first three anniversaries of the grant date, and Options granted pursuant to Section 7(a)(ii) shall become exercisable upon the earlier of the first anniversary of the grant date and the date of the next annual meeting of stockholders of the Company following the grant date; provided, that the Optionee remains either a Non-Employee Director or an officer, employee or consultant of the Company on such date; provided, further, that no Option shall be exercisable until such time as any vesting limitation required by Section 16 of the Securities Exchange Act of 1934, as amended, and related rules shall be satisfied if such limitation shall be required for continued availability of the exemption provided under Rule 16b-3(d)(3).

(d) Termination of Options.

(i) In the event that an Optionee ceases to be a director of the Company because the Optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director. Such Option may be exercised at any time until the earlier of (a) one (1) year after the date the Optionee ceases to be a director and (b) the date on which the Option otherwise expires by its terms, at which time the Option shall expire; provided, however, if the Optionee dies before the Options are forfeited and no longer exercisable, the terms and provisions of Section 6(d)(ii) shall control.

(ii) In the event of the death of an Optionee, the Option granted to such Optionee may be exercised, to the extent the Option was exercisable on the date of such Optionee’s death, by the estate of such Optionee or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death of such Optionee. Such Option may be exercised at any time until the earlier of (a) one (1) year after the date the Optionee ceases to be a director and (b) the date on which the Option otherwise expires by its terms, at which time the Option shall expire.

(iii) In the event that an Optionee ceases to be a director of the Company on account of fraud, dishonesty or other acts detrimental to the interests of the Company or any direct or indirect subsidiary of the Company, the Option granted to such Optionee shall terminate on the date such Optionee ceases to be a director of the Company.

(iv) In the event that an Optionee is removed as a Director by the Company at any time other than for “Cause” or resigns as a director, the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director. Such Option may be exercised at any time until the earlier of (a) one (1) year after the date the Optionee ceases to be a director and (b) the date on which the Option otherwise expires by its terms, at which time the Option shall expire; provided, however, if the Optionee dies before the Option is forfeited and no longer exercisable, then the terms and provisions of Section 6(d)(ii) shall control. For purposes hereof, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include the commission or omission of any act taken in the good-faith exercise of such Optionee’s business judgment as a Non-Employee Director, as the case may be, of the Company, or upon the advice of counsel to the Company.

(e) Payment of Option Exercise. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check or such other instrument as may be acceptable to the Board.

(f) Change of Control. A “Change of Control” shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its subsidiaries, and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its subsidiaries, and their affiliates.

For purposes of this Section 6(f), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

In the event of a Change of Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the expected date of the Change of Control. The exercise or vesting of any Option that was permissible solely by reason of this Section 6(f) shall be conditioned upon the consummation of the Change of Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding Options or substitute outstanding Options for substantially equivalent options for the Acquiring Corporation’s stock. For purposes of this Section 6(f), an Option shall be deemed assumed if, following the Change of Control, the Option confers the right to acquire in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change of Control, the consideration (whether stock, cash, other securities or property) to which a holder of a share of Stock on the effective date of the Change of Control was entitled. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised as of the date of the Change of Control shall terminate and cease to be outstanding effective as of the date of the Change of Control.

8. Termination or Amendment of Plan.

(a) The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without such Optionee’s consent.

(b) The Board may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

(c) It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Board shall exercise its discretion in granting Options hereunder (and the terms of such Options) accordingly. The Plan and any grant of an Option hereunder may be amended from time to time (without, in the case of an Option, the consent of the Optionee) as may be necessary or appropriate to comply with the Section 409A Rules.

9. Effect of Change in Stock Subject to Plan.

Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan, the number of shares to be granted under the Plan and to any outstanding Options and in the Option exercise price of any outstanding Options in the event of a stock dividend, stock split, recapitalization, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

10. Transferability of Options.

(a) Except as provided in Section 10(b) hereof, an Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee’s guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution; provided, however, that Options may be transferred under a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules promulgated thereunder).

(b) Notwithstanding the foregoing, with the consent of the Board, in its sole discretion, an Optionee may transfer all or a portion of the Option to: (i) an Immediate Family Member (as hereinafter defined), (ii) a trust for the exclusive benefit of the Optionee and/or one or more Immediate Family Members, (iii) a partnership in which the Optionee and/or one or more Immediate Family Members are the only partners, or (iv) such other person or entity as the Board may permit (individually, a “Permitted Transferee”). For purposes of this Section 10(b), “Immediate Family Members” shall mean the Optionee’s spouse, former spouse, children or grandchildren, whether natural or adopted. As a condition to such transfer, each Permitted Transferee to whom the Option or any interest therein is transferred shall agree in writing (in a form satisfactory to the Company) to be bound by all of the terms and conditions of the Option Agreement evidencing such Option and any additional restrictions or conditions as the Company may require. Following the transfer of an Option, the term “Optionee” shall refer to the Permitted Transferee, except that, with respect to any provision for the Company’s tax withholding obligations, if any, such term shall refer to the original Optionee. The Company shall have no obligation to notify a Permitted Transferee of any termination of the transferred Option, including an early termination pursuant to Section 6(d) hereof. A Permitted Transferee shall be prohibited from making a subsequent transfer of a transferred Option except to the original Optionee or to another Permitted Transferee or as provided in Section 10(a) hereof.

11. Re-Pricing of Options/Replacement Options.

The Company shall not re-price any Options or issue any replacement Options unless the Option re-pricing or Option replacement shall have been approved by the Board.

12. Government Regulations.

(a) The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

(b) It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 of the Exchange Act and any regulations promulgated thereunder. If any provision of this Plan is later found not to be in compliance with such Rule, the provision shall be deemed null and void. All grants and exercises of Options under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and any regulations promulgated thereunder.

13. General Provisions.

(a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Director Status. The adoption of the Plan shall not confer upon any Optionee of the Company or any subsidiary any right to continued service as a director with the Company, nor shall it interfere in any way with the right of the Company to terminate the service of any of its directors at any time.

(c) Limitation of Liability. No member of the Board, or any officer or employee of the Company acting on behalf of the Board, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

14. Registration of Stock.

Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Board, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Board may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

15. Effective Date of Plan.

The Plan shall be effective on May 1, 2008 (the “Effective Date”).

16. Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.